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                                                                    EXHIBIT 10.2

                              SECOND AMENDMENT OF
                             AMENDED AND RESTATED
                                OPERATING LEASE

STATE OF FLORIDA

COUNTY OF PINELLAS

     THIS SECOND AMENDMENT OF AMENDED AND RESTATED OPERATING LEASE (this "Second Amendment") entered into this 19th day of June, 1998, but made effective as of the Effective Time as defined in that certain Agreement and Plan of Merger dated as of April 13, 1998, among Paragon Health Network, Inc., Paragon Acquisition Sub, Inc. and Mariner Health Group, Inc. (the "Effective Time"), by and between BELLEAIR EAST MEDICAL INVESTORS, LTD. (L.P.). a Georgia limited partnership (hereinafter called "Landlord"), and MARINER HEALTH CARE OF NASHVILLE, INC., a Delaware corporation, successor by merger to Convalescent Services, Inc., a Georgia corporation (hereinafter called "Tenant").

                                 W I T N E S S E T H :

     WHEREAS, Landlord owns a nursing center located in Clearwater, Florida, formerly known as Belleair East Health Care Center, but now known as Mariner Health of Clearwater (the "Facility"); and

     WHEREAS, Landlord and Tenant entered into that certain Amended and Restated Operating Lease dated May 24, 1995, but made effective the 2nd day of January, 1996 (the "Amended and Restated Operating Lease"), pursuant to which the parties amended and restated the original lease between the parties dated July 1, 1994, wherein the Landlord leased the Facility to the Tenant; and

     WHEREAS, Landlord and Tenant entered into a First Amendment of the Amended and Restated Operating Lease, made effective May 30,1997, making certain amendments thereto; and

     WHEREAS, Landlord and Tenant desire to further amend the Amended and Restated Operating Lease as set forth hereinafter, with such amendment to become effective at the Effective Time.

     THEREFORE, for and in consideration of the mutual benefits to be gained by the performance hereof, Landlord and Tenant do hereby amend the Amended and Restated Operating Lease as follows:

     1. The first sentence of Section 2 of the Amended and Restated Operating Lease is hereby amended to read as follows: "The Term of this Lease shall begin at 12 o'clock A.M. on January 2, 1996, and shall continue for a period of thirteen (13) years and four (4) months from January 2, 1996, unless sooner terminated as provided hereinafter."
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     2.  The first sentence of Subsection 37b.(1) of the Amended and Restated
Operating Lease is hereby amended to read as follows: "Tenant may exercise its Option granted in this Section 37(b)(1) at any time during the 365-day period commencing on the anniversary of the Lease Date in the year 2006 (the "Purchase Option Date").

     3. Subject to the amendments set forth herein, the remaining terms and conditions of the Amended and Restated Operating Lease (as previously amended) shall remain in full force and effect and are hereby reaffirmed and ratified.

     4. This Second Amendment shall become effective at, and shall only be effective from and after, the Effective Time. Prior to the Effective Time, this Second Amendment shall be of no force or effect. In the event the Effective Time (as defined above) has not occurred by June 30, 1999, this Second Amendment shall be null and void.

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the date hereinabove set forth.

                                    LANDLORD:

                                    BELLEAIR EAST MEDICAL INVESTORS,
                                    LTD. (L.P.)



                                    By:___________________________________

                                      General Partner

                                    TENANT:

                                    MARINER HEALTH CARE OF
                                    NASHVILLE, INC.



                                    By:___________________________________

                                      Title:_____________________________

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